Prospectus Supplement	December 11, 2023

Putnam Sustainable Future Fund
Prospectuses dated August 30, 2023

Effective immediately, for the fund listed above, the sub-section What are the fund’s main investment strategies and related risks? - Portfolio holdings is deleted in its entirety and replaced with the following:

Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed quarterly beginning on the 8th business day after the end of each calendar quarter. This information will remain available on the website at least until the fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

335697 12/23